Exhibit 99.2

®
Supplemental Investor Package ___________________________________________ Third Quarter 2008

Investor Contact: Jennifer DiBerardino Vice President, Investor Relations Tel: 973-948-1364 Jennifer.diberardino@selective.com

SELECTIVE INSURANCE GROUP, INC.
2008 Guidance
As of October 30, 2008

Based on nine month actual results and lower expected investment income in the fourth quarter, we are adjusting our earnings guidance range to $1.75 to $1.85 from $2.00 to $2.20.  Our assumptions for full year 2008 are:

•	A statutory combined ratio under 100%;
•	A GAAP combined ratio of approximately 101%; and
•	Diluted weighted average shares of approximately 53 million.

For the fourth quarter, we make the following assumptions:

•	After-tax catastrophe losses of $3 million, or $0.06 per share;
•	After-tax investment income decrease between 10% to 15%; and
•	Diversified Insurance Services revenue decrease of 1% and return on revenue of approximately 10%.

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,			September 30,			December 31,
	2008			2007			2007
	Balance	Market	Unrealized	Balance	Market	Unrealized	Balance	Market	Unrealized
	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain/(Loss)	Sheet	Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1,2]	$1,113,483	1,113,483	(59,249)	$1,171,195	1,171,197	3,975	1,299,055	1,299,057	(688)
Gov't\ Municipal bonds[2]	1,908,528	1,908,572	(14,311)	1,767,638	1,767,792	8,371	1,780,275	1,780,417	24,466
Total bonds	3,022,011	3,022,055	(73,560)	2,938,833	2,938,989	12,346	3,079,330	3,079,474	23,778
Equities	197,201	197,201	39,756	293,681	293,681	134,183	274,705	274,705	114,315
Short-term investments	181,839	181,839	-	228,523	228,523	-	190,167	190,167	-
Trading securities	7,666	7,666	(2,075)	-	-	-	-	-	-
Other investments	208,947	208,947	16,617	168,755	168,755	31,225	188,827	188,827	30,647
Total invested assets	3,617,664	3,617,708	(19,262)	3,629,792	3,629,948	177,754	3,733,029	3,733,173	168,740

Total assets	5,041,495			4,986,592			5,001,992

Liabilities:
Reserve for losses	2,262,342			2,105,965			2,182,572
Reserve for loss expenses	380,807			356,632			359,975
Unearned premium reserve	907,846			903,310			841,348

Total liabilities	4,063,731			3,943,968			3,925,949

Stockholders' equity	977,764			1,042,624			1,076,043

Total debt to capitalization ratio	21.9%			24.2%			21.5%
Adjusted total debt to capitalization ratio [3]	15.8%			18.0%			15.2%

Book value per share	18.53			19.64			19.81

Book value per share excluding
FAS 115 unrealized gain or loss on bond portfolio	19.44			19.49			19.53

NPW per insurance segment employee	807			790			797

Statutory premiums to surplus ratio	1.6x			1.4x			1.5x

Statutory surplus	932,846			1,071,166			1,034,294

[1] Includes mortgage-backed and asset backed securities.
[2] Certain prior year amounts were reclassified to conform with currrent year presentation.
[3] The adjusted debt to capitalization ratio reflects a reduction in debt for amounts held in an irrevocable trust for the benefit of senior note holders as well as the median rating agency equity treatment of 75% applied to our $100 million Junior Subordinated Notes issued September 25, 2006.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
September 2008	THREE MONTHS ENDED SEPTEMBER 30,				NINE MONTHS ENDED SEPTEMBER 30,
($ in thousands, except per share amounts)	2008		2007		2008		2007
		Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue	$417,116		$455,469		$1,315,581		$1,379,617
Operating income	23,668	0.45	35,290	0.63	70,587	1.32	92,575	1.62
Net realized (losses) gains, after tax	(14,676)	(0.28)	1,829	0.03	(12,441)	(0.23)	17,683	0.30
Net Income	8,992	0.17	37,119	0.66	58,146	1.09	110,258	1.92
Operating return on equity	9.5%		13.8%		9.2%		11.6%

Insurance Operations
Gross premiums written	466,600		466,367		1,350,412		1,382,546
Net premiums written	400,541		409,523		1,177,610		1,231,631
Net premiums earned	372,510		378,260		1,128,872		1,134,624
Underwriting (loss) profit - before tax	(5,738)		5,122		(10,441)		14,693
- after tax	(3,730)	(0.07)	3,329	0.06	(6,787)	(0.13)	9,550	0.16
GAAP combined ratio	101.5%		98.6%		100.9%		98.7%

Commercial lines
Net premiums earned	319,651		327,981		972,660		982,958
GAAP combined ratio	99.8%		97.3%		99.5%		97.1%
Personal lines
Net premiums earned	52,859		50,279		156,212		151,666
GAAP combined ratio	112.0%		107.6%		109.8%		109.1%

Diversified Insurance Services
Revenue	30,481		29,331		90,344		89,186
Income - after tax	3,740	0.07	3,075	0.05	9,823	0.18	9,997	0.17
Return on revenue	12.3%		10.5%		10.9%		11.2%

Investments
Net investment income - before tax	36,134		43,674		112,515		124,179
- after tax	28,543	0.54	33,409	0.59	87,996	1.65	96,354	1.66
Effective tax rate	21.0%		23.5%		21.8%		22.4%
Annual after-tax yield on investment portfolio					3.2%		3.6%
Annual after-tax, after-interest expense yield					2.8%		3.1%
Invested assets per $ of stockholders' equity					3.70		3.48

Other expenses (net of other income)
Interest expense - before tax	(5,036)		(5,832)		(15,472)		(18,155)

Actual interest expense - after tax	(3,274)		(3,791)		(10,057)		(11,801)
Interest expense addback for dilution - after tax	-		332		-		1,085
Adjusted interest expense - after tax	(3,274)	(0.06)	(3,459)	(0.06)	(10,057)	(0.19)	(10,716)	(0.18)

Other - after tax	$(1,611)	(0.03)	$(732)	(0.01)	(10,388)	(0.19)	$(11,525)	(0.19)

Diluted weighted avg shares outstanding	52,994		56,434		53,397		58,017

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
3rd Qtr 2008 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$ 19,612	3.4%	$ 17,231	10.4%	65.0%	7.7%	32.4%	0.0%	105.1%	99.4%	$ (1,646)
Auto	33,961	4.2%	33,280	2.1%	72.3%	11.0%	29.7%	0.0%	113.0%	110.2%	(4,535)
Other (including flood)	2,658	15.3%	2,349	13.3%	47.6%	(29.0)%	(59.3)%	0.0%	(40.7)%	(27.0)%	3,488
Total	$ 56,232	4.4%	$ 52,860	5.1%	68.8%	8.1%	26.5%	0.0%	103.4%	101.2%	$ (2,693)

Commercial Lines:

Fire/IM	$ 55,152	(1.2)%	$ 48,741	0.9%	59.3%	4.5%	34.9%	0.1%	98.8%	91.0%	$ (1,685)
Workers'
compensation	86,653	(2.6)%	78,383	(2.1)%	56.0%	11.5%	22.3%	1.2%	91.0%	99.5%	5,223
General liability	101,922	(3.8)%	97,861	(3.9)%	50.2%	16.5%	31.7%	0.1%	98.5%	100.9%	199
Auto	80,595	(5.4)%	75,411	(5.4)%	61.1%	7.8%	29.1%	0.1%	98.1%	86.3%	(55)
BOP	15,036	6.5%	14,589	9.6%	70.3%	12.2%	33.9%	0.0%	116.4%	113.6%	(2,540)
Bonds	4,965	(7.0)%	4,732	(3.3)%	14.2%	3.0%	57.5%	0.0%	74.7%	76.7%	1,065
Other	2,384	(6.4)%	2,331	8.2%	0.2%	0.7%	45.8%	0.0%	46.7%	48.9%	1,217
Total	$ 346,707	(3.1)%	$ 322,048	(2.5)%	55.6%	10.9%	29.8%	0.4%	96.7%	95.4%	$ 3,425

Grand Total	$ 402,939	(2.1)%	$ 374,907	(1.5)%	57.4%	10.5%	29.4%	0.3%	97.6%	96.2%	$ 732

Note: Some amounts may not foot due to rounding.

		2008	2007
	Losses Paid	$ 195,616	$ 162,754
	LAE Paid	34,311	33,083
	Total Paid	$ 229,927	$ 195,837

Selective Insurance Group, Inc.
2008 Statutory Results by Line of Business
September 2008 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2008	2007	Gain/(Loss)
Personal Lines:

Homeowners	$ 52,219	6.4%	$ 50,776	10.1%	59.0%	7.9%	35.3%	0.0%	102.2%	110.5%	$ (1,616)
Auto	102,881	4.0%	98,827	(0.8)%	68.7%	13.5%	30.0%	0.0%	112.2%	107.2%	$ (13,235)
Other
(including flood)	7,076	13.9%	6,609	12.0%	50.3%	(18.6)%	(55.9)%	0.0%	(24.2)%	4.6%	8,468
Total	$ 162,177	5.1%	$ 156,212	3.0%	64.7%	10.3%	28.0%	0.0%	103.0%	104.1%	$ (6,383)

Commercial Lines:

Fire/IM	$ 152,381	(2.5)%	$ 147,253	4.0%	54.2%	4.6%	37.5%	0.2%	96.5%	92.3%	$ 3,255
Workers'
compensation	245,706	(10.0)%	234,351	(3.7)%	57.7%	11.2%	24.5%	1.2%	94.6%	100.0%	9,832
General liability	318,247	(5.0)%	301,062	(1.9)%	50.0%	17.1%	32.5%	0.0%	99.6%	98.6%	(4,447)
Auto	239,277	(6.4)%	232,393	(2.1)%	60.2%	8.0%	29.9%	0.0%	98.1%	86.1%	2,240
BOP	44,721	8.2%	43,114	10.0%	62.1%	12.5%	37.2%	0.0%	111.8%	116.5%	(5,664)
Bonds	14,484	(2.8)%	14,225	(0.4)%	12.9%	3.9%	61.0%	0.0%	77.8%	80.4%	3,003
Other	7,295	3.1%	6,938	15.1%	1.3%	0.3%	44.5%	0.0%	46.1%	39.8%	3,579
Total	$ 1,022,110	(5.6)%	$ 979,336	(0.9)%	54.5%	11.1%	31.5%	0.3%	97.4%	95.1%	$ 11,799

Grand Total	$ 1,184,287	(4.3)%	$ 1,135,548	(0.4)%	56.0%	11.0%	30.9%	0.3%	98.2%	96.3%	$ 5,416

Note: Some amounts may not foot due to rounding.

		2008	2007
	Losses Paid	$ 569,035	$ 483,316
	LAE Paid	104,782	97,749
	Total Paid	$ 673,817	$ 581,065

Selective Insurance Group, Inc.
Diversified Insurance Services
( $ in thousands)

Three Months Ended September 30, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	15,213	13,023	17%	2,201	1,765	25%	14.5%	13.6%	0.9
Human Resource Administration Outsourcing	12,695	14,048	-10%	752	592	27%	5.9%	4.2%	1.7
Other	2,573	2,260	14%	787	718	10%	30.6%	31.8%	-1.2
Total	30,481	29,331	4%	3,740	3,075	22%	12.3%	10.5%	1.8

Nine Months Ended September 30, 2008 (unaudited)
	Revenue			Net Income			Return on Revenue
	2008	2007	% Change	2008	2007	% Change	2008	2007	Pt Change

Flood	41,323	37,089	11%	5,478	5,513	-1%	13.3%	14.9%	-1.6
Human Resource Administration Outsourcing	41,311	45,771	-10%	1,866	2,421	-23%	4.5%	5.3%	-0.8
Other	7,710	6,326	22%	2,479	2,063	20%	32.2%	32.6%	-0.4
Total	90,344	89,186	1%	9,823	9,997	-2%	10.9%	11.2%	-0.3

Human Resource Administration Outsourcing Statistics (unaudited)

	2008	2007	% Change

New Worksite EE - Selective Agents (Production)	1,212	1,714	-29%
Total New Worksite EE - All Agents (Production)	1,478	2,300	-36%
Total Worksite EE	23,709	25,884	-8%
Annual Gross Billings (000's)	$963,844	1,003,847	-4%
Annual Gross Billings / Avg Worksite EE	$39,152	37,843	3%

Note: Certain prior year amounts have been restated to conform with the current year presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries

Quarterly
GAAP Investment Income
($ in thousands)
(unaudited)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2008	2007	(Decrease)	2008	2007	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$36,851	34,872	5.7	109,681	103,718	5.7
Short-term	976	2,404	(59.4)	3,703	6,194	(40.2)
Other Investments	3,183	6,329	(49.7)	5,360	12,840	(58.3)
Dividends	1,004	1,351	(25.7)	3,683	5,007	(26.4)
Change in Fair Value(1)	(4,817)	-	N/M	(6,448)	-	N/M
Miscellaneous	112	42	166.7	235	159	47.8
	37,309	44,998	(17.1)	116,214	127,918	(9.1)

Investment Expense	1,175	1,324	(11.3)	3,699	3,739	(1.1)

Net Investment Income Before Tax	36,134	43,674	(17.3)	112,515	124,179	(9.4)

Tax	7,591	10,265	(26.0)	24,519	27,825	(11.9)

Net Investment Income After Tax	$28,543	33,409	(14.6)	87,996	96,354	(8.7)

Net Investment Income per Share	0.54	0.59	(8.5)	1.65	1.66	(0.6)

Effective Tax Rate	21.0%	23.5%		21.8%	22.4%

Average Yields:

Fixed Maturity Securities
Pre Tax				4.6%	4.6%	-
After Tax				3.6%	3.6%	-

Portfolio
Pre Tax				4.1%	4.6%	(0.5)
After Tax				3.2%	3.6%	(0.4)

	For the three months ended			Year to Date
	September	September		September	September
Net Realized Gains (Losses)	2008	2007		2008	2007
Fixed Maturities	(27,541)	(988)		(40,771)	(1,642)
Equity Securities	8,393	4,638		25,061	29,683
Other	(3,429)	(836)		(3,429)	(836)
Total	(22,577)	2,814		(19,139)	27,205
Net of Tax	(14,676)	1,829		(12,441)	17,683

(1)	Selective adopted Fas 159, the Fair Value Option for Financial Assets and Financial Liablilities - Including an amendment of FASB Statement No. 115, on January 1, 2008 and elected to apply the fair value option to certain securities that were being managed by an outside manager at the time of adoption.

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	September 30,	December 31,
($ in thousands, except share amounts)	2008	2007
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at amortized cost
(fair value of: $1,328 – 2008; $5,927 – 2007)	$1,284	5,783
Fixed maturity securities, available-for-sale – at fair value
(amortized cost of: $3,094,331 – 2008; $3,049,913 – 2007)	3,020,727	3,073,547
Equity securities, available-for-sale – at fair value
(cost of: $157,445 – 2008; $160,390 – 2007)	197,201	274,705
Short-term investments – at cost which approximates fair value	181,839	190,167
Equity securities, trading – at fair value (cost of: $9,740 – 2008)	7,666	-
Other investments	208,947	188,827
Total investments	3,617,664	3,733,029
Cash and cash equivalents	14,178	8,383
Interest and dividends due or accrued	35,539	36,141
Premiums receivable, net of allowance for uncollectible
accounts of: $4,153 – 2008; $3,905 - 2007	543,060	496,363
Other trade receivables, net of allowance for uncollectible
accounts of: $206 – 2008; $244 – 2007	24,748	21,875
Reinsurance recoverable on paid losses and loss expenses	5,066	7,429
Reinsurance recoverable on unpaid losses and loss expenses	239,810	227,801
Prepaid reinsurance premiums	99,942	82,182
Current federal income tax	-	4,235
Deferred federal income tax	109,993	22,375
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $129,091 – 2008; $117,832 – 2007	52,702	58,561
Deferred policy acquisition costs	224,103	226,434
Goodwill	33,637	33,637
Other assets	41,053	43,547
Total assets	$5,041,495	5,001,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses	$2,262,342	2,182,572
Reserve for loss expenses	380,807	359,975
Unearned premiums	907,846	841,348
Senior convertible notes	-	8,740
Notes payable	273,872	286,151
Current federal income tax	3,607	-
Commissions payable	48,842	60,178
Accrued salaries and benefits	84,253	88,079
Other liabilities	102,162	98,906
Total liabilities	4,063,731	3,925,949

Stockholders' Equity:
Preferred stock of $0 par value per share: Authorized shares: 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares: 360,000,000
Issued: 95,094,584 – 2008; 94,652,930 – 2007	190,189	189,306
Additional paid-in capital	212,543	192,627
Retained earnings	1,149,380	1,105,946
Accumulated other comprehensive (loss) income	(31,019)	86,043
Treasury stock – at cost (shares: 42,326,937– 2008; 40,347,894 – 2007)	(543,329)	(497,879)
Total stockholders' equity	977,764	1,076,043
Commitments and contingencies
Total liabilities and stockholders' equity	$5,041,495	5,001,992

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended		Nine Months ended
	September 30,		September 30,
($ in thousands, except per share amounts)	2008	2007	2008	2007
Revenues:
Net premiums written	$400,541	409,523	1,177,610	1,231,631
Net increase in unearned premiums and prepaid reinsurance premiums	(28,031)	(31,263)	(48,738)	(97,007)
Net premiums earned	372,510	378,260	1,128,872	1,134,624
Net investment income earned	36,134	43,674	112,515	124,179
Net realized (losses) gains	(22,577)	2,814	(19,139)	27,205
Diversified Insurance Services revenue	30,481	29,331	90,344	89,186
Other income	568	1,390	2,989	4,423
Total revenues	417,116	455,469	1,315,581	1,379,617

Expenses:
Losses incurred	215,095	204,304	635,140	616,235
Loss expenses incurred	40,351	42,455	127,136	128,053
Policy acquisition costs	121,271	125,630	374,075	373,249
Dividends to policyholders	1,151	1,440	3,265	3,949
Interest expense	5,036	5,832	15,472	18,155
Diversified Insurance Services expenses	24,794	24,670	75,433	74,089
Other expenses	6,852	4,424	19,807	22,187
Total expenses	414,550	408,755	1,250,328	1,235,917

Income before federal income tax	2,566	46,714	65,253	143,700

Federal income tax (benefit) expense:
Current	10,449	234	34,467	30,571
Deferred	(16,875)	9,361	(27,360)	2,871
Total federal income tax (benefit) expense	(6,426)	9,595	7,107	33,442

Net income	$8,992	37,119	58,146	110,258

Earnings per share:
Basic net income	$0.17	0.72	1.11	2.10

Diluted net income	$0.17	0.66	1.09	1.92

Dividends to stockholders	$0.13	0.12	0.39	0.36

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Nine Months Ended September 30,
($ in thousands, except per share amounts)	2008		2007
Common stock:
Beginning of year	$189,306		183,124
Dividend reinvestment plan
(shares: 59,704 – 2008; 58,082 – 2007)	119		116
Convertible debentures
(shares: 45,759 – 2008; 849,349 – 2007)	92		1,699
Stock purchase and compensation plans
(shares: 336,191 – 2008; 779,108 – 2007)	672		1,559
End of period	190,189		186,498

Additional paid-in capital:
Beginning of year	192,627		153,246
Dividend reinvestment plan	1,267		1,276
Convertible debentures	645		9,843
Stock purchase and compensation plans	18,004		21,463
End of period	212,543		185,828

Retained earnings:
Beginning of year	1,105,946		986,017
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $3,344	6,210
Net income	58,146	58,146	110,258	110,258
Cash dividends to stockholders ($0.39 share – 2008;
$0.36 per share – 2007)	(20,922)		(19,633)
End of period	1,149,380		1,076,642

Accumulated other comprehensive (loss) income:
Beginning of year	86,043		100,601
Cumulative-effect adjustment due to adoption of FAS 159,
net of deferred income tax effect of $(3,334)	(6,210)
Other comprehensive (loss) income, (increase) decrease in:
Net unrealized losses on investment securities, net of deferred
income tax effect of: $(59,737) – 2008; $(7,376) – 2007	(110,940)	(110,940)	(13,699)	(13,699)
Defined benefit pension plans, net of deferred income tax effect
of: $48 – 2008; $172 – 2007	88	88	319	319
End of period	(31,019)		87,221
Comprehensive (loss) income		(52,706)		96,878

Treasury stock:
Beginning of year	(497,879)		(345,761)
Acquisition of treasury stock
(shares: 1,979,043 – 2008; 5,879,779 – 2007)	(45,450)		(147,804)
End of period	(543,329)		(493,565)
Total stockholders’ equity	$977,764		1,042,624

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended
	September 30,
($ in thousands)	2008	2007
Operating Activities
Net income	$58,146	110,258

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,329	21,391
Share-based compensation expense	14,094	16,166
Net realized loss (gain)	19,139	(27,205)
Deferred tax	(27,360)	2,871
Unrealized loss on trading securities	6,448	-

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverable
on unpaid losses and loss expenses	88,638	160,852
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	48,609	97,549
Decrease (increase) in net federal income tax recoverable	7,842	(18,235)
Increase in premiums receivable	(46,697)	(93,717)
Increase in other trade receivables	(2,873)	(154)
Decrease (increase) in deferred policy acquisition costs	2,331	(17,056)
Decrease in interest and dividends due or accrued	623	1,250
Decrease in reinsurance recoverable on paid losses and loss expenses	2,363	442
Decrease in accrued salaries and benefits	(6,473)	(13,229)
Decrease in accrued insurance expenses	(15,849)	(377)
Purchase of trading securities	(6,587)	-
Sale of trading securities	17,586	-
Other-net	10,782	2,330
Net adjustments	133,945	132,878
Net cash provided by operating activities	192,091	243,136

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(437,003)	(377,021)
Purchase of equity securities, available-for-sale	(50,551)	(127,392)
Purchase of other investments	(44,380)	(51,197)
Purchase of short-term investments	(1,591,302)	(1,622,327)
Sale of fixed maturity securities, available-for-sale	112,890	102,660
Sale of short-term investments	1,599,629	1,590,804
Redemption and maturities of fixed maturity securities, held-to-maturity	4,530	915
Redemption and maturities of fixed maturity securities, available-for-sale	229,598	264,528
Sale of equity securities, available-for-sale	63,143	126,395
Proceeds from other investments	11,263	31,815
Purchase of property and equipment	(5,535)	(10,427)
Net cash used in by investing activities	(107,718)	(71,247)

Financing Activities
Dividends to stockholders	(19,391)	(17,912)
Acquisition of treasury stock	(45,450)	(147,804)
Principal payment of notes payable	(12,300)	(18,300)
Borrowings under line of credit agreement	-	6,000
Repayment of borrowings under line of credit agreement	-	(6,000)
Net proceeds from stock purchase and compensation plans	5,747	5,784
Excess tax benefits from share-based payment arrangements	1,570	2,762
Principal payments of convertible bonds	(8,754)	-
Net cash used in financing activities	(78,578)	(175,470)
Net increase (decrease) in cash and cash equivalents	5,795	(3,581)
Cash and cash equivalents, beginning of year	8,383	6,443
Cash and cash equivalents, end of period	$14,178	2,862

Supplemental Disclosures of Cash Flows Information
Cash paid during the period for:
Interest	$12,518	15,714
Federal income tax	25,050	46,525
Supplemental schedule of non-cash financing activity:
Conversion of convertible debentures	169	11,059

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	September 30,	September 30,	December 31,
	2008	2007	2007

ASSETS
Bonds	$3,088,962	2,912,468	3,041,373
Common stocks	226,686	316,208	297,102
Other investments	209,174	168,860	188,827
Short-term investments	105,743	166,698	125,650
Total investments	3,630,565	3,564,234	3,652,952

Cash on hand and in banks	(33,563)	(27,110)	(33,209)
Interest and dividends due and accrued	35,533	32,513	36,057
Premiums receivable	536,602	546,482	491,308
Reinsurance recoverable on paid losses and expenses	2,587	4,559	7,429
Federal income tax recoverable	-	6,654	-
Deferred tax recoverable	89,759	92,677	87,951
EDP equipment	3,656	4,014	4,691
Equities and deposits in pools and associations	9,522	10,740	10,411
Receivable for sold securities	1,262	32,491	167
Other assets	29,201	34,156	32,105
Total assets	$4,305,124	4,301,410	4,289,862

LIABILITIES
Reserve for losses	$2,020,278	1,892,407	1,953,960
Reinsurance payable on paid loss and loss expense	1,127	1,381	1,310
Reserve for loss expenses	378,283	353,041	358,126
Unearned premiums	807,904	818,627	759,166
Reserve for commissions payable	48,842	56,199	60,178
Ceded balances payable	11,144	9,649	8,192
Federal income tax payable	15,626	-	14,084
Premium and other taxes payable	20,469	22,214	24,982
Reserve for dividends to policyholders	4,884	4,042	5,651
Reserves for unauthorized/overdue reinsurance	1,258	1,570	1,258
Payable for securities	1,378	11,332	-
Funds withheld on account of others	5,839	8,211	5,070
Accrued salaries and benefits	41,726	38,639	48,582
Other liabilities	13,520	12,932	15,009
Total liabilities	3,372,278	3,230,244	3,255,568

POLICYHOLDERS' SURPLUS
Capital	28,325	28,325	28,325
Paid in surplus	235,792	235,792	235,792
Unassigned surplus	668,729	807,049	770,177
Total policyholders' surplus	932,846	1,071,166	1,034,294
Total liabilities and policyholders' surplus	$4,305,124	4,301,410	4,289,862

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September

UNDERWRITING	2008		2007		2008		2007

Net premiums written	$402,939		411,747		1,184,287		1,237,419

Net premiums earned	374,908		380,467		1,135,548		1,140,391

Net losses paid	195,616		162,754		569,035		483,316
Change in reserve for losses	19,686		41,772		66,318		133,256
Net losses incurred	215,302	57.4%	204,526	53.8%	635,353	56.0%	616,572	54.1%
Net loss expenses paid	34,311		33,083		104,782		97,749
Change in reserve for loss expenses	5,111		9,120		20,158		28,180
Net loss expenses incurred	39,422	10.5%	42,203	11.1%	124,940	11.0%	125,929	11.0%
Net underwriting expenses incurred	117,920	29.3%	128,330	31.1%	367,173	31.0%	384,151	31.1%
Total deductions	372,644		375,059		1,127,467		1,126,652
Statutory gain	2,264		5,408		8,082		13,739

Net loss from premium balances charged off	(950)		(489)		(2,436)		(1,951)
Finance charges and other income	569		1,393		3,035		4,396
Total other income	(381)	0.1%	904	-0.2%	599	-0.1%	2,445	-0.2%
Policyholders' dividends incurred	(1,151)	0.3%	(1,441)	0.4%	(3,265)	0.3%	(3,949)	0.3%
Total underwriting gain	732	97.6%	4,871	96.2%	5,416	98.2%	12,235	96.3%

INVESTMENT
Net investment income earned	45,210		43,341		123,450		118,090
Net realized (loss) gain	(20,107)		2,820		(13,960)		27,211
Total income before income tax	25,835		51,032		114,906		157,536
Federal income tax expense	14,946		3,752		44,894		39,829

Net income	$10,889		47,280		70,012		117,707

Policyholders' Surplus
Surplus, beginning of period	$999,676		1,059,939		1,034,294		1,030,078

Net income	10,889		47,280		70,012		117,707
Change in deferred tax	12,106		(7,867)		19,359		2,716
Change in unrealized losses	(33,394)		(6,545)		(62,396)		(6,855)
Dividends to stockholders	(24,502)		(26,003)		(77,045)		(76,012)
Change in non-admitted assets	(31,761)		4,334		(51,101)		(3,352)
Surplus adjustments	(168)		28		(277)		6,884

Net change in surplus for period	(66,830)		11,227		(101,448)		41,088

Surplus, end of period	$932,846		1,071,166		932,846		1,071,166

Statutory underwriting gain:	$732		4,871		5,416		12,235

Adjustments under GAAP:
Deferred policy acquisition costs	(1,542)		4,827		(2,331)		17,056
Flood income reclassification	(3,392)		(2,721)		(8,447)		(8,502)
Other, net	(1,536)		(1,855)		(5,079)		(6,096)
GAAP underwriting (loss) gain	$(5,738)		5,122		(10,441)		14,693

Note: Some amounts or ratios may not foot due to rounding.
Certain amounts have been reclassified to conform to the current year's presentation.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available for Sale Securities
September 30, 2008
($ in millions)
(unaudited)

	September 30, 2008			December 31, 2007
	Fair Value	Unrealized Gain (Loss)	Credit Quality	Fair Value	Unrealized Gain (Loss)	Credit Quality
AFS Portfolio:
U.S. government obligations	$164.3	6.3	AAA	179.7	6.9	AAA
State and municipal obligations	1,742.9	(20.7)	AA+	1,611.1	17.6	AA+
Corporate securities	378.4	(13.4)	A	487.1	7.9	A
MBS	671.5	(40.6)	AA+	697.9	(7.3)	AA+
ABS	63.6	(5.2)	AA	97.7	(1.5)	AA+
Total AFS portfolio	$3,020.7	(73.6)	AA+	3,073.5	23.6	AA+

State and Municipal Obligations:
Government obligations	$580.4	(4.3)	AA+	521.5	7.3	AA+
Special revenue obligations	1,162.5	(16.4)	AA+	1,089.6	10.3	AA+
Total state and municipal obligations	$1,742.9	(20.7)	AA+	1,611.1	17.6	AA+

Corporate Securities:
Financial	$108.3	(7.4)	A+	183.6	1.6	A+
Industrials	75.7	(0.9)	A-	86.0	2.0	A-
Utilities	47.8	(0.7)	A	49.9	1.5	A
Consumer discretion	39.9	(0.4)	A-	46.7	1.4	A-
Consumer staples	34.2	(1.4)	A	36.8	0.1	A+
Health care	22.0	-	A+	26.7	0.7	A+
Materials	15.6	(1.3)	A-	17.1	0.1	A-
Energy	14.0	(0.3)	A-	18.1	0.3	A
Information technology	11.5	(0.5)	BBB	12.3	0.3	BBB
Telecommunications services	9.4	(0.5)	A-	9.9	(0.1)	A-
Total corporate securities	$378.4	(13.4)	A	487.1	7.9	A

MBS:
CMBS	$281.0	(15.3)	AA+	284.4	(4.6)	AA+
Agency RMBS	239.5	1.1	AAA	221.8	2.2	AAA
Non-agency RMBS	94.6	(12.8)	AA+	119.4	(1.9)	AA+
Alt-A RMBS	56.4	(13.6)	AAA	72.3	(3.0)	AAA
Total MBS	$671.5	(40.6)	AA+	697.9	(7.3)	AA+

ABS:
ABS	$51.3	(3.3)	AA-	76.5	(1.3)	AA+
Alt-A ABS	10.9	(1.8)	AAA	19.2	(0.2)	AAA
Sub-prime ABS[1]	1.4	(0.1)	AA	2.0	-	AAA
Total ABS	$63.6	(5.2)	AA	97.7	(1.5)	AA+

1 We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Fixed Income Portfolio as of September 30, 2008
($ in millions)
(unaudited)

	Average	Market	% of Total	Unrealized
	Credit Rating	Value	Muni Portfolio	Gain/(Loss)

Uninsured Securities	AA+	928	53%	(13)

Securities with Insurance Enhanced[1]	AA+	816	47%	(8)
Without Insurance Enhancement	AA-

Total		$ 1,744	100%	$ (21)

[1] Includes $14.4 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Ratings on Municipal Fixed Income Portfolio
September 30, 2008
($ in millions)
(unaudited)

					Underlying		Total Municipal		Total Municipal
					Rating		Fixed		Fixed
			Insurance		of Insurance		Income Portfolio		Income Portfolio
	Uninsured		Enhanced		Enhanced		(with Insurance		(without Insurance
	Securities		Securities[1]		Securities[1]		Enhancement)		Enhancement)
	(1)		(2)		(3)		(1) + (2)		(1) + (3)
S&P or equivalent ratings	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total	Market Value	% of Total
AAA	$ 454	49%	$ 293	36%	$ 60	7%	$ 747	43%	$ 514	29%
AA+	162	17%	46	6%	101	12%	208	12%	262	15%
AA	183	20%	328	40%	156	19%	511	29%	339	19%
AA-	69	7%	94	11%	234	29%	162	9%	303	17%
A+	23	2%	32	4%	96	12%	55	3%	118	7%
A	8	1%	11	1%	92	11%	19	1%	99	6%
A-	17	2%	9	1%	45	6%	26	1%	63	4%
BBB+	4	0%	1	0%	14	2%	5	0%	18	1%
BBB	7	1%	-	0%	-	0%	7	0%	7	0%
BBB-	-	0%	3	0%	19	2%	3	0%	19	1%
BB+	2	0%	-	0%	-	0%	2	0%	2	0%
Total	$ 928	100%	$ 816	100%	$ 816	100%	$ 1,744	100%	$ 1,744	100%
Average Rating:		AA+		AA+		AA-		AA+		AA
Unrealized Gain/(Loss):	(13)		(8)				(21)

[1] Includes $14.4 million of unrated municipal fixed income securities which we consider to be investment grade.
A "BBB-" rating has been applied to these municipal fixed income securities in the interest of conservatism.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Muni Bonds with Credit Enhancement
September 30, 2008
($ in thousands)
(unaudited)

Credit Enhancement	Underlying Composite Rating	Market Value	Book Value	Unrealized
AMBAC	AAA	16,741	16,681	60
(Ratings:	AA+	12,036	11,937	99
Moody's = Aa3	AA	28,099	28,548	(448)
S&P = AA	AA-	13,805	14,114	(309)
Fitch = WD)	A+	5,879	6,080	(201)
	A	28,100	29,131	(1,031)
	A-	9,023	9,120	(96)
	BBB+	3,241	3,258	(17)
	N/R	5,655	5,720	(65)
AMBAC Total		$ 122,580	$ 124,587	$ (2,008)
BHAC (Ratings: Moody's = Aaa S&P = AAA Fitch = NR)	A	3,999	4,171	(172)
BHAC Total		$ 3,999	$ 4,171	$ (172)
FGIC	AAA	12,177	11,937	240
(Ratings:	AA+	17,351	17,236	115
Moody's = B1	AA	22,918	22,900	18
S&P = BB	AA-	59,108	60,577	(1,468)
Fitch = CCC)	A+	24,436	25,707	(1,271)
	A	8,723	8,759	(36)
	A-	8,630	8,723	(92)
	BBB-	2,812	2,882	(70)
	N/R	512	517	(6)
FGIC Total		$ 156,668	$ 159,238	$ (2,569)
FSA	AAA	25,062	25,174	(112)
(Ratings:	AA+	54,663	54,923	(259)
Moody's =Aaa	AA	39,861	40,189	(328)
S&P = AAA	AA-	69,132	68,666	466
Fitch = AAA)	A+	23,762	23,713	49
	A	22,249	22,356	(107)
	A-	8,961	8,961	(1)
FSA Total		$ 243,690	$ 243,982	$ (292)
MBIA	AAA	5,935	5,773	163
(Ratings:	AA+	16,592	16,979	(387)
Moody's = A2	AA	64,905	65,086	(181)
S&P = AA	AA-	92,142	92,419	(277)
Fitch = WD)	A+	38,027	38,098	(71)
	A	28,555	29,146	(591)
	A-	18,834	19,285	(451)
	BBB-	1,982	2,130	(149)
	BBB+	10,632	10,695	(63)
	N/R	6,997	7,201	(204)
MBIA Total		$ 284,601	$ 286,811	$ (2,210)
RADIAN (Ratings: Moody's = A3 S&P = BBB+ Fitch = WD)	N/R	1,266	1,265	1
RADIAN Total		$ 1,266	$ 1,265	$ 1
XLCA (now Syncora) (Ratings: Moody's = B2 S&P = BBB- Fitch = CCC)	A+	3,456	3,877	(422)
XLCA Total		$ 3,456	$ 3,877	$ (422)
Grand Total		$ 816,259	$ 823,931	$ (7,672)

Muni's with Insurance as a % of total Munis		47%
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Structured Securities
September 30, 2008
($ in thousands)
(unaudited)

•Market Value = $735,098 ; Unrealized Gain/(Loss) = ($45,803)
•Structured Security Portfolio S&P Average Rating = AA+
•Structured Securities = 20.3% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Vintage Year
September 30, 2008
($ in thousands)
(unaudited)

Market Value
Vintage Yr	AAA	AA	A	BBB	B	Total	% of Total RMBS & RABS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1983	$ 20	$ -	$ -	$ -	$ -	$ 20	0%	0%	0%
2002	69,534	2,493	-	-	-	72,026	18%	2%	7%
2003	63,723	-	2,097	-	-	65,820	16%	2%	7%
2004	39,534	-	-	-	-	39,534	10%	1%	4%
2005	62,681	-	-	-	-	62,681	16%	2%	6%
2006	120,466	-	-	-	2,684	123,150	30%	4%	13%
2007	11,517	2,734	6,922	730	-	21,902	5%	1%	2%
2008	18,827	-	-	-	-	18,827	5%	1%	2%
Total RMBS & RABS-Market Value	$ 386,302	$ 5,226	$ 9,019	$ 730	$ 2,684	$ 403,961	100%	13%	41%
% of Total RMBS & RABS	96%	1%	2%	0%	1%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	0%	13%
% of Total GAAP Equity	40%	1%	1%	0%	0%	41%
Weighted Average Market Price	94.5	98.1	66.5	100.0	29.1	93.7

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	B	Total
1983	$ 1	$ -	$ -	$ -	$ -	$ 1
2002	721	(101)	-	-	-	620
2003	(370)	-	(480)	-	-	(849)
2004	(1,761)	-	-	-	-	(1,761)
2005	(6,456)	-	-	-	-	(6,456)
2006	(14,788)	-	-	-	-	(14,788)
2007	141	-	(4,057)	-	-	(3,916)
2008	(63)	-	-	-	-	(63)
Total RMBS & RABS - Unrealized	$ (22,575)	$ (101)	$ (4,537)	$ -		$ (27,213)
% of Total RMBS & RABS	83%	0%	17%	0%	0%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Residential Mortgage Backed Securities (RMBS) and Residential ABS (RABS)- by Type
September 30, 2008
($ in thousands)
(unaudited)

Market Value

RMBS Type	AAA	AA	A	BBB	B	Total	% of Total RMBS & RABS	% of Total Fixed ncome Portfolio	% of Total GAAP Equity
Agency	$ 226,564	$ -	$ -	$ -	$ -	$ 226,564	56%	7%	23%
FHA/VA	12,972	-	-	-	-	12,972	3%	0%	1%
Total Agency	239,537	-	-	-	-	239,537	59%	8%	24%
Alt-A	64,652	-	-	-	-	64,652	16%	2%	7%
Alt-A CDO	-	-	-	-	2,684	2,684	1%	0%	0%
Home Equity ABS	-	2,493	-	-	-	2,493	1%	0%	0%
Non-Agency & Other Prime	82,113	2,734	9,019	730	-	94,596	23%	3%	10%
Total RMBS & RABS-Market Value	$ 386,302	$ 5,226	$ 9,019	$ 730	$ 2,684	$ 403,961	100%	13%	41%
% of Total RMBS & RABS	96%	1%	2%	0%	1%	100%
% of Total Fixed Income Portfolio	13%	0%	0%	0%	0%	13%
% of Total GAAP Equity	40%	1%	1%	0%	0%	41%
Weighted Average Market Price	94.5	98.1	66.5	27.2	29.1	93.7

Unrealized Gain/(Loss)

RMBS Type	AAA	AA	A	BBB	B	Total
Agency	$ 1,728	$ -	$ -	$ -	$ -	$ 1,728
FHA/VA	(604)	-	-	-	-	(604)
Total Agency	1,124	-	-	-	-	1,124
Alt-A	(15,379)	-	-	-	-	(15,379)
Alt-A CDO	-	-	-	-	-	-
Home Equity ABS	-	(101)	-	-	-	(101)
Non-Agency & Other Prime	(8,320)	-	(4,537)	-	-	(12,857)
Total RMBS & RABS - Unrealized	$ (22,575)	$ (101)	$ (4,537)	$ -	$ -	$ (27,213)
% of Total RMBS & RABS	83%	0%	17%	0%	0%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Residential Mortgage Backed (RMBS) and Residential ABS (RABS) Securities
September 30, 2008
($ in thousands)
(unaudited)

•Market Value = $403,961; Unrealized Gain/(Loss) = ($27,213)
•RMBS & RABS Portfolio S&P Average Rating = AAA
•RMBS & RABS Securities = 11.2% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Vintage Year
September 30, 2008
($ in thousands)
(unaudited)

Market Value

Vintage Yr	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
1996	$ 5,066	$ -	$ -	$ -	$ -	$ 5,066	2%	0%	1%
1999	30,111	-	-	-	-	30,111	11%	1%	3%
2000	33,932	-	-	-	-	33,932	12%	1%	3%
2001	47,891	-	-	-	-	47,891	17%	2%	5%
2002	46,102	-	-	-	-	46,102	16%	2%	5%
2003	1,905	-	-	-	-	1,905	1%	0%	0%
2004	9,110	4,822	-	-	-	13,932	5%	0%	1%
2005	2,510	4,644	3,828	2,959	1,576	15,517	6%	1%	2%
2006	20,836	8,276	2,699	-	-	31,811	11%	1%	3%
2007	37,736	5,061	1,670	5,795	4,450	54,712	19%	2%	6%
Total CMBS-Market Value	$ 235,199	$ 22,803	$ 8,197	$ 8,754	$ 6,026	$ 280,980	100%	9%	29%
% of Total CMBS	84%	8%	3%	3%	2%	100%
% of Total Fixed Income Portfolio	8%	1%	0%	0%	0%	9%
% of Total GAAP Equity	24%	2%	1%	1%	1%	29%
Weighted Average Market Price	97.1	90.0	82.0	80.6	77.0	94.8

Unrealized Gain/(Loss)

Vintage Yr	AAA	AA	A	BBB	BB	Total
1996	$ (191)	$ -	$ -	$ -	$ -	$ (191)
1999	169	-	-	-	-	169
2000	276	-	-	-	-	276
2001	609	-	-	-	-	609
2002	(742)	-	-	-	-	(742)
2003	(100)	-	-	-	-	(100)
2004	(389)	(178)	-	-	-	(567)
2005	(279)	(201)	(1,173)	(1,839)	(1,249)	(4,741)
2006	(5,665)	(401)	(301)	-	-	(6,367)
2007	(759)	(1,743)	(330)	(270)	(550)	(3,652)
Total CMBS-Unrealized	$ (7,070)	$ (2,523)	$ (1,803)	$ (2,110)	$ (1,799)	$ (15,305)
% of Total CMBS	46%	16%	12%	14%	12%	100%

Note: Some amounts may not foot due to rounding.

Selective Insurance Group Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed Securities (CMBS)- by Type
September 30, 2008
($ thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	BB	Total	% of Total CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$ 72,581	$ -	$ -	$ -	$ -	$ 72,581	26%	2%	7%
Cell Tower	-	18,653	4,369	-	-	23,023	8%	1%	2%
Conduit	26,891	-	-	-	-	26,891	10%	1%	3%
Fusion (1)	112,132	2,472	-	7,025	-	121,629	43%	4%	12%
Lease-Backed	4,637	-	-	-	-	4,637	2%	0%	0%
Re-Securitization	11,343	1,677	3,828	-	1,576	18,424	7%	1%	2%
Single Borrower - Multiple Properties	5,074	-	-	1,730	4,450	11,254	4%	0%	1%
Timberland	2,541	-	-	-	-	2,541	1%	0%	0%
Total CMBS-Market Value	$ 235,199	$ 22,803	$ 8,197	$ 8,754	$ 6,026	$ 280,980	100%	9%	29%
% of Total CMBS	84%	8%	3%	3%	2%	100%
% of Total Fixed Income Portfolio	8%	1%	0%	0%	0%	9%
% of Total GAAP Equity	24%	2%	1%	1%	1%	29%
Weighted Average Market Price	97.1	90.0	82.0	80.6	77.0	94.8

Unrealized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	$ 1,336	$ -	$ -	$ -	$ -	$ 1,336
Cell Tower	-	(1,191)	(631)	-	-	(1,822)
Conduit	(424)	-	-	-	-	(424)
Fusion (1)	(2,612)	(1,331)	-	(1,839)	-	(5,783)
Lease-Backed	14	-	-	-	-	14
Re-Securitization	(4,948)	-	(1,173)	-	(1,249)	(7,369)
Single Borrower - Multiple Properties	22	-	-	(270)	(550)	(798)
Timberland	(459)	-	-	-	-	(459)
Total CMBS-Unrealized	$ (7,070)	$ (2,523)	$ (1,803)	$ (2,110)	$ (1,799)	$ (15,305)
% of Total CMBS	46%	16%	12%	14%	12%	100%

(1) Fusion means a CMBS composed of large and small loans.
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Commercial Mortgage Backed (CMBS) Securities
September 30, 2008
($ in thousands)
(unaudited)

•Market Value = $280,980; Unrealized Gain/(Loss) = ($15,305)
•CMBS Portfolio S&P Average Rating = AA+
•CMBS Securities = 7.8% of the Total Portfolio

Selective Insurance Group Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed Securities (CMBS)
September 30, 2008
($ in thousands)
(unaudited)

Market Value

CMBS Type	AAA	AA	A	BBB	BB	Total	% of 2007 Vintage CMBS	% of Total Fixed Income Portfolio	% of Total GAAP Equity
Agency MultiFamily	$ 28,781	$ -	$ -	$ -	$ -	$ 28,781	53%	1%	3%
Cell Tower	-	2,588	1,670	-	-	4,259	8%	0%	0%
Fusion (1)	8,954	2,472	-	4,066	-	15,492	28%	1%	2%
Single Borrower - Multiple Properties	-	-	-	1,730	4,450	6,180	11%	0%	1%
2007 Vintage CMBS-Market Value	$ 37,736	$ 5,061	$ 1,670	$ 5,795	$ 4,450	$ 54,712	100%	2%	6%
% of 2007 Vintage CMBS	69%	9%	3%	11%	8%	100%
% of Total Fixed Income Portfolio	1%	0%	0%	0%	0%	2%
% of Total GAAP Equity	4%	1%	0%	1%	0%	6%
Weighted Average Market Price	98.0	74.4	83.5	95.5	89.0	93.7

Unrealized Gain/(Loss)

CMBS Type	AAA	AA	A	BBB	BB	Total
Agency MultiFamily	$ 311	$ -	$ -	$ -	$ -	$ 311
Cell Tower	-	(412)	(330)	-	-	(741)
Fusion (1)	(1,070)	(1,331)	-	-	-	(2,401)
Single Borrower - Multiple Properties	-	-	-	(270)	(550)	(820)
2007 Vintage CMBS-Unrealized	$ (759)	$ (1,743)	$ (330)	$ (270)	$ (550)	$ (3,652)
% of 2007 Vintage CMBS	21%	48%	9%	7%	15%	100%

(1) Fusion means a CMBS composed of large and small loans
Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
2007 Vintage Commercial Mortgage Backed (CMBS) Securities
September 30, 2008
($ in thousands)
(unaudited)

•Market Value = $54,712; Unrealized Gain/(Loss) = ($3,652)
•2007 Vintage CMBS Portfolio S&P Average Rating = AA
•2007 Vintage CMBS Securities = 1.8% of the Fixed Income Portfolio
•2007 Vintage CMBS Securities = 1.5% of the Total Portfolio
•2007 Vintage CMBS Securities = 5.6% of GAAP Equity

Selective Insurance Group, Inc. and Consolidated Subsidiaries
ALT-A by Vintage Year
AAA Rated, except for Alt-A CDO which is NR/A-/CCC by Moody's/S&P/Fitch
September 30, 2008
($ in thousands)
(unaudited)

Market Value

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total	% of Total Alt-A	% of Total Fixed Income Portfolio	% of Total GAAP Equity
2002	$ 5,941	$ -	$ -		$ 5,941	9%	0%	1%
2003	-	1,853	556		2,409	4%	0%	0%
2004	-	2,483	1,838		4,321	6%	0%	0%
2005	-	3,996	3,862		7,857	12%	0%	1%
2006	-	41,069	3,054	2,684	46,807	70%	2%	5%
Total ALT-A, Market Value	$ 5,941	$ 49,401	$ 9,310	$ 2,684	$ 67,336	100%	2%	7%
% of Total ALT-A	9%	73%	14%	4%	100%
% of Total Fixed Income Portfolio	0%	2%	0%	0%	2%
% of Total GAAP Equity	1%	5%	1%	0%	7%
Weighted Average Market Price	99.8	79.4	78.7	100.0	81.4

Unrealized Gain/(Loss)

Vintage Yr	ALT-A Fixed-15	Alt-A Fixed-30	Alt-A Hybrid ARM	Alt-A CDO	Total
2002	$ (11)	$ -	$ -	$ -	$ (11)
2003	-	(267)	5	-	(263)
2004	-	(249)	(187)	-	(436)
2005	-	(164)	(1,013)	-	(1,177)
*2006	-	(12,162)	(1,330)	-	(13,492)
Total ALT-A, Unrealized	$ (11)	$ (12,843)	$ (2,525)	$ -	$ (15,379)
% of Total ALT-A	0%	84%	16%	0%	100%

*We halted Alt-A purchases in 3Q06—we have no 2007 or later vintage

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alt-A RMBS Securities Securities
September 30, 2008
($ in thousands)
(unaudited)

•Market Value = $67,336; Unrealized Gain/(Loss) = ($15,379)
•Alt-A RMBS Portfolio S&P Average rating = AAA
•Alt-A RMBS Securities = 1.9% of the Total Portfolio

–Fixed-30 Loan-to-Value Ratio = 72.8% –Hybrid ARM Loan-to-Value Ratio = 72.4% –Fixed-15 Loan-to-Value Ratio = 43.8%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Asset Backed Securities with Insurance
September 30, 2008
($ in thousands)
(unaudited)

				Market		Unrealized	% Unreal
Credit Enhancement		Security Name	Rating	Value	% Market	Gain/Loss	G/L
AMBAC	*	RASC 2002-KS4 AI6	Aa3/AA	$ 1,365	9.0%	$ (109)	11.5%
	*	RFMS2 2002-HI1 A7	Aa3/AA	1,128	7.4%	7	-0.7%
		UHAUL 2007-BT1 BT	Aa3/AA	5,120	33.6%	(681)	72.0%
AMBAC Total				7,613	50.0%	(783)	82.8%

CIFG	**	SHCDO 2006-1A A1	NR/B	2,684	17.6%	-	0.0%
CIFG Total				2,684	17.6%	-	0.0%

FGIC		USXL 2006-1A A	Baa3/BBB-	2,033	13.3%	(158)	16.7%
FGIC Total				2,033	13.3%	(158)	16.7%

MBIA	*	AERLS 2007-1A G3	A2/AA	2,908	19.1%	(5)	0.5%
MBIA Total				2,908	19.1%	(5)	0.5%

Grand Total				$ 15,238	100.0%	$ (946)	100.0%

% of Total ABS				24%
% of Total Fixed Income Portfolio				1%
% of Total GAAP Equity				2%

* Securities written down in 2nd Quarter 2008
** Securities written down in 2nd & 3rd Quarters 2008

Ratings:
AMBAC: (Moody's = Aa3; S&P = AA; Fitch = WD)
CIFG: (Moody's = Ba2; S&P = B; Fitch = CCC)
FGIC: (Moody's = B1; S&P = BB; Fitch = CCC)
MBIA: (Moody's = A2; S&P = AA; Fitch = WD)

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Fixed Income Government & Agency Exposure
September 30, 2008
($ in thousands)
(unaudited)

			Unrealized
	Book Value	Market Value	Gains

US Government
Small Business Adm	$13,334	$13,434	$100
US Treasury (1)	74,762	79,197	4,435
Total US Government	88,096	92,631	4,535

Government Agency Debt
Fannie Mae	10,000	10,169	169
Freddie Mac	10,000	10,206	206
	20,000	20,375	375
Federal Farm Credit Bank	17,236	17,287	51
Federal Home Loan Bank	19,979	20,141	162
Tenn Valley Authority	12,665	13,842	1,177
	49,880	51,270	1,390
Total Govt Agency Debt	69,880	71,645	1,765

Total US Government Obligations	157,976	164,276	6,300

Ginnie Mae, Fannie Mae and Freddie Mac Agency MBS
Ginnie Mae	127,279	128,014	435
Fannie Mae	69,951	70,791	840
Freddie Mac	98,551	100,340	1,789
Total Ginnie Mae, Fannie Mae and Freddie Mac Agency MBS	$295,781	299,145	3,064

(1) $24 Million on Deposit.

Note: Some amounts may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Available-for-Sale Fixed Maturity Securities
Severity and Duration of Unrealized Losses
September 30, 2008
($ in millions)
(unaudited)

	Unrealized	Fair
Fair Value as a Percentage of Amortized Cost	(Loss) Gain	Value
85% but less than 100% of amortized cost	$(55.1)	1,506.9
75% or more but less than 85% of amortized cost	(17.5)	70.5
Less than 75% of amortized cost	(25.5)	46.8
Gross unrealized losses on fixed maturity securities	(98.1)	1,624.2
Gross unrealized gains on fixed maturity securities	24.5	1,396.5
Net unrealized losses on fixed maturity securities	$(73.6)	3,020.7

Duration of Unrealized Loss Position	75% or more but less than 85% of Amortized Cost	Less than 75% of Amortized Cost
0 – 3 months	$(8.7)	(2.8)
4 – 6 months	(4.8)	(1.3)
7 – 9 months	(4.0)	(15.0)
10 – 12 months	-	(6.4)
Gross unrealized losses	$(17.5)	(25.5)